                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                  MAY 31, 1996
               ---------------------------------------------------
                Date of Report (Date of earliest event reported)

                           HUDSON GENERAL CORPORATION
               ---------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


               DELAWARE                                 1-5896                                     13-1947395
   ----------------------------                 ------------------------                       --------------------
   (State or other jurisdiction                 (Commission File Number)                          (IRS Employer
        of Incorporation)                                                                       Identification No.)

                111 GREAT NECK ROAD, GREAT NECK, NEW YORK 11021
                -----------------------------------------------
              (Address of Principal Executive Office)  (Zip Code)

                                 (516) 487-8610
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

         On May 31, 1996, Hudson General Corporation (the "Registrant") consummated the transaction in which Lufthansa Airport and Ground Services GmbH ("LAGS"), in accordance with the terms of a Unit Purchase and Option Agreement dated February 27, 1996 between the Registrant and LAGS (the "Purchase Agreement"), acquired a 26% interest in Hudson General LLC ("Hudson LLC"), a newly-formed subsidiary of the Registrant which, effective June 1, 1996, is conducting the Registrant's aviation services business (the "Aviation Services Business"). LAGS is a wholly-owned subsidiary of Deutsche Lufthansa AG.

         Effective June 1, 1996, (i) the Registrant transferred substantially all of the assets of the Aviation Services Business to Hudson LLC, and (ii) Hudson LLC assumed certain obligations of the Aviation Services Business and also assumed, as co-obligor with the Registrant, all of the Registrant's obligations on the entire $28.9 million outstanding balance of the Registrant's 7% Convertible Subordinated Debentures due 2011(the "Debentures").

         The Registrant owns a 74% interest in Hudson LLC. LAGS acquired its 26% interest in Hudson LLC for a price, after giving effect to certain adjustments, of approximately $15.85 million paid in cash at the closing, plus approximately $7.84 million, which is subject to potential downward adjustment based on the earnings of the Aviation Services Business, payable in three annual installments in September 1996, 1997 and 1998.

         Pursuant to the Purchase Agreement, LAGS has an option, exercisable on October 1 of each year from 1996 through 2000, effective as of the preceding July 1, to increase its interest in Hudson LLC from 26% to a maximum of 49%. The option may be exercised on no more than two occasions, and the first exercise must be for at least an additional 12% interest in Hudson LLC. The option price is based on a formula related to the average earnings of the Aviation Services Business over the preceding four fiscal years, subject to certain minimum and maximum amounts.

         The Aviation Services Business constituted approximately 70% of the Registrant's assets and virtually all of its revenues. The Registrant will continue to manage the Aviation Services Business conducted by Hudson LLC.

         The transaction was approved by the holders of a majority of the Registrant's outstanding shares of stock at a Special Meeting of Stockholders held on May 23, 1996 (the "Special Meeting").

         The Purchase Agreement was filed as Exhibit 99.1 to the Registrant's Current Report on Form 8-K, dated March 6, 1996, and is incorporated herein by reference. The description herein of the Purchase Agreement and the transactions provided for therein does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement.

         On May 31, 1996, the Registrant, LAGS and Hudson LLC entered into a Limited Liability Company Agreement, effective as of June 1, 1996, which is filed as an exhibit to this report and is incorporated herein by reference.

         The press releases issued by the Registrant on May 23, 1996 and May 31, 1996 in connection with the foregoing transaction are filed as exhibits to this report and are incorporated herein by reference.

Item 5.  Other Events

         On June 3, 1996, the Registrant called for redemption $15,825,000 aggregate principal amount of the Debentures. The redemption date is July 22, 1996. The redemption price is 100% of the principal amount of the Debentures, together with accrued and unpaid interest thereon of $1.36 per $1,000 principal amount of Debentures from July 15, 1996 to the July 22, 1996 redemption date, for a total redemption price of $1,001.36 for each $1,000 principal amount of Debentures.

         The Debentures called for redemption are convertible until the close of business on July 22, 1996 into shares of the Registrant's Common Stock at the conversion price of $32.75 per share (equivalent to a conversion rate of approximately 30.53 shares of Common Stock for each $1,000 principal amount of Debentures).

         The press release issued by the Registrant on June 3, 1996 in connection with the redemption of Debentures as described above is filed as an exhibit to this report and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

(b)      Pro Forma Financial Information

         As described in Item 2 above, effective June 1, 1996 LAGS acquired a 26% interest in Hudson LLC, which will conduct the Aviation Services Business. Effective as of the above date, Hudson LLC has: (i) assumed, as co-obligor with the Registrant, the approximately $28.9 million outstanding principal amount of the Debentures; (ii) a pro forma consolidated stockholders' equity which reflects a consolidated ratio of stockholders' equity to total assets at December 31, 1995 of at least 27% after adding back capital contribution receivable of $7,838,000 to pro forma stockholders' equity; and (iii) agreed to pay the Registrant overhead fees which for the period through and including June 30, 1997 will be in an amount equal to 3% of total revenues from U.S. operations, plus 1% of total revenues from Canadian operations.

         The following pro forma condensed consolidated balance sheets as of March 31, 1996 and pro forma condensed consolidated statements of earnings for the year ended June 30, 1995 and the nine months ended March 31, 1996 (collectively, the "Pro Forma Statements") assume that the transaction for which pro forma effects are shown was completed as of March 31, 1996 for the pro forma condensed consolidated balance sheets, and as of July 1, 1994 for the pro forma condensed consolidated statements of earnings. The Pro Forma Statements are for illustrative purposes only and are not necessarily indicative of what the Registrant's and Hudson LLC's results of operations or balance sheets would actually have been if the transaction had been concluded as of the assumed dates, nor are they necessarily indicative of future financial performance or results of operations.

         The Pro Forma Statements and accompanying notes thereto should be read in conjunction with: (i) the Consolidated Financial Statements of the Registrant and notes thereto appearing in the Registrant's definitive proxy statement dated April 25, 1996 furnished to the Registrant's stockholders in connection with the Special Meeting and filed with the Securities and Exchange Commission, and (ii) the Registrant's financial statements and notes thereto appearing in the Registrant's Quarterly Report on Form 10-Q dated May 6, 1996 for the quarterly period ended March 31, 1996.

                           HUDSON GENERAL CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1996
                       (UNAUDITED, AMOUNTS IN THOUSANDS)



                                                                        Transfer To               Pro Forma
                                                      Historical       Hudson LLC(1)             Adjustments      Pro Forma
                                                      ----------       -------------             -----------      ---------
Assets
Current Assets:
    Cash and cash equivalents   . . . . . . . . . .      $15,770              (3,771)            (1,500)(2)         $10,499
    Accounts and notes receivable - net   . . . . .       24,431             (11,999)                                12,432
    Deferred income taxes   . . . . . . . . . . . .        4,602              (1,300)                                 3,302
    Prepaid expenses and other assets   . . . . . .        1,996              (1,961)                                    35
                                                        --------------------------------------------------------------------

    Total current assets  . . . . . . . . . . . . .       46,799             (19,031)            (1,500)             26,268

Property, equipment and leasehold rights - net  . .       38,573             (38,239)                                   334
Investment in Hawaii joint venture - net  . . . . .       15,304                   0                                 15,304
Investment in Hudson LLC  . . . . . . . . . . . . .            0                   0              7,885(3)            7,885
Other assets - net  . . . . . . . . . . . . . . . .        3,660              (2,930)                                   730
                                                        --------------------------------------------------------------------

                                                        $104,336             (60,200)             6,385             $50,521
                                                        ====================================================================

Liabilities and Stockholders' Equity
Current Liabilities:
    Accounts payable  . . . . . . . . . . . . . . .      $15,368             (15,267)                                  $101
    Accrued expenses and other liabilities  . . . .       27,953             (21,138)                                 6,815
                                                        --------------------------------------------------------------------
       Total current liabilities  . . . . . . . . .       43,321             (36,405)                 0               6,916
                                                        --------------------------------------------------------------------
Long-term debt, subordinated  . . . . . . . . . . .       28,990             (28,990)                                     0
Deferred income taxes . . . . . . . . . . . . . . .        1,857                   0                                  1,857
                                                        --------------------------------------------------------------------

       Total noncurrent liabilities . . . . . . . .       30,847             (28,990)                 0               1,857
                                                        --------------------------------------------------------------------
Stockholders' Equity:
    Serial preferred stock  . . . . . . . . . . . .            0                   0                                      0
    Common stock  . . . . . . . . . . . . . . . . .        1,268                   0                                  1,268
    Paid in capital   . . . . . . . . . . . . . . .        6,974               3,777              6,385 (2,3)        17,136
    Retained  earnings  . . . . . . . . . . . . . .       25,354                   0                                 25,354
    Equity adjustments from foreign currency
       translation  . . . . . . . . . . . . . . . .       (1,418)              1,418                                      0
    Treasury stock  . . . . . . . . . . . . . . . .       (2,010)                  0                                 (2,010)
                                                        --------------------------------------------------------------------
       Total stockholders' equity . . . . . . . . .       30,168               5,195              6,385              41,748
                                                        --------------------------------------------------------------------
                                                        $104,336             (60,200)             6,385             $50,521
                                                        ====================================================================




See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

                                   HUDSON LLC
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1996
                       (UNAUDITED, AMOUNTS IN THOUSANDS)



                                                                       Transfer From               Pro Forma
                                              Historical             Parent Company(1)            Adjustments   Pro Forma
                                              ----------             -----------------            -----------   ---------
Assets
Current Assets:
    Cash and cash equivalents   . . . . . . .        $0                         3,771                  25(2)       $3,796
    Accounts and notes receivable - net   . .         0                        11,999                              11,999
    Deferred income taxes   . . . . . . . . .         0                         1,300                               1,300
    Prepaid expenses and other assets   . . .         0                         1,961                               1,961
                                                 ------------------------------------------------------------------------

       Total current assets . . . . . . . . .         0                        19,031                  25          19,056

Property, equipment and leasehold rights - net        0                        38,239                              38,239
Other assets - net  . . . . . . . . . . . . .         0                         2,930                               2,930
                                                 ------------------------------------------------------------------------

                                                     $0                        60,200                  25         $60,225
                                                 ========================================================================




Liabilities and  Equity
Current Liabilities:
    Accounts payable  . . . . . . . . . . . .        $0                        15,267                             $15,267
    Accrued expenses and other liabilities  .         0                        21,138                              21,138
                                                 ------------------------------------------------------------------------

       Total current liabilities. . . . . . .         0                        36,405                   0          36,405
                                                 ------------------------------------------------------------------------

Long-term debt, subordinated  . . . . . . . .         0                        28,990             (15,825) (2)     13,165
                                                 ------------------------------------------------------------------------

       Total noncurrent liabilities   . . . .         0                        28,990             (15,825)         13,165
                                                 ------------------------------------------------------------------------
Equity:
    Contributed capital   . . . . . . . . . .         0                        (3,777)             15,850 (2)      12,073
    Equity adjustments from foreign currency
      translation   . . . . . . . . . . . . .         0                        (1,418)                             (1,418)
                                                 ------------------------------------------------------------------------
      Total equity                                    0                        (5,195)             15,850          10,655
                                                 ------------------------------------------------------------------------
                                                     $0                        60,200                  25         $60,225
                                                 ========================================================================



See Accompanying Notes to Pro Forma Condensed Consolidated Financial
Statements.

                           HUDSON GENERAL CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        FISCAL YEAR ENDED JUNE 30, 1995
            (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                              Transfer To          Pro Forma
                                                            Historical       Hudson LLC(1)           Adjustments        Pro Forma
                                                            ----------       ----------              -----------        ---------
Revenues  . . . . . . . . . . . . . . . . . . . . . . . . .    $135,453             (135,355)                                $ 98
                                                              ---------------------------------------------------------------------
Costs and expenses
    Operating   . . . . . . . . . . . . . . . . . . . . . .     106,070             (106,070)                                   0
    Depreciation and amortization   . . . . . . . . . . . .       7,528               (7,450)                                  78
    Selling, general and administrative   . . . . . . . . .      14,306              (11,130)                               3,176
    Interest -- net   . . . . . . . . . . . . . . . . . . .         559               (2,030)                              (1,471)
                                                              ---------------------------------------------------------------------
Total costs and expenses  . . . . . . . . . . . . . . . . .     128,463             (126,680)                 0             1,783
                                                              ---------------------------------------------------------------------
Earnings before equity in earnings (loss) of
    investees and provision (benefit) for income taxes. . .       6,990               (8,675)                 0            (1,685)
Equity in loss of joint venture   . . . . . . . . . . . . .      (2,747)                   0                               (2,747)
Equity in earnings of Hudson LLC  . . . . . . . . . . . . .           0                    0              9,063 (4)         9,063
                                                              ---------------------------------------------------------------------
Earnings before provision (benefit) for income
    taxes   . . . . . . . . . . . . . . . . . . . . . . . .       4,243               (8,675)             9,063             4,631
Provision (benefit) for income taxes  . . . . . . . . . . .        (350)               1,300 (5)             82 (5)         1,032
                                                              ---------------------------------------------------------------------
Net earnings  . . . . . . . . . . . . . . . . . . . . . . .    $  4,593               (9,975)             8,981          $  3,599
                                                              =====================================================================
Earnings per share, primary   . . . . . . . . . . . . . . .    $   3.69                                                  $   2.89
                                                               ========                                                  ========
Earnings per share, fully diluted   . . . . . . . . . . . .    $   2.67                                                  $   2.38
                                                               ========                                                  ========
Weighted average common and common
  equivalent shares outstanding:
    Primary   . . . . . . . . . . . . . . . . . . . . . . .       1,245                                                     1,245
    Fully diluted     . . . . . . . . . . . . . . . . . . .       2,145                                    (483) (6)        1,662
                                                                  =====                                    =====            =====



See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

                                   HUDSON LLC
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        FISCAL YEAR ENDED JUNE 30, 1995
                       (UNAUDITED, AMOUNTS IN THOUSANDS)



                                                                       Transfer From               Pro Forma
                                              Historical             Parent Company(1)            Adjustments   Pro Forma
                                              ----------             -----------------            -----------   ---------
Revenues                                             $0                       135,355                 862(7)     $136,217
                                                  -------------------------------------------------------------------------
Costs and expenses
    Operating   . . . . . . . . . . . . . . .         0                       106,070                             106,070
    Depreciation and amortization   . . . . .         0                         7,450                               7,450
    Selling, general and administrative   . .         0                        11,130                              11,130
    Interest  . . . . . . . . . . . . . . . .         0                         2,030              (1,108) (8)        922
                                                  -------------------------------------------------------------------------
Total costs and expenses  . . . . . . . . . .         0                       126,680              (1,108)        125,572
                                                  -------------------------------------------------------------------------
Earnings before benefit for income taxes  . .         0                         8,675               1,970          10,645
Benefit for income taxes  . . . . . . . . . .         0                        (1,300) (5)                         (1,300)
                                                  -------------------------------------------------------------------------
Net earnings  . . . . . . . . . . . . . . . .        $0                         9,975               1,970         $11,945
                                                  =========================================================================



See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

                           HUDSON GENERAL CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        NINE MONTHS ENDED MARCH 31, 1996
            (UNAUDITED, AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                                                 Transfer To           Pro Forma
                                                                 Historical     Hudson LLC(1)         Adjustments         Pro Forma
                                                                 ----------     -------------         -----------         ---------
Revenues                                                          $131,755          (131,530)                                 $ 225
                                                                 -------------------------------------------------------------------
Costs and expenses
    Operating   . . . . . . . . . . . . . . . . . . . . . .         95,786           (95,786)                                     0
    Depreciation and amortization   . . . . . . . . . . . .          5,707            (5,645)                                    62
    Selling, general and administrative   . . . . . . . . .         12,486            (9,295)                                 3,191
    Interest -- net   . . . . . . . . . . . . . . . . . . .            327            (1,529)                                (1,202)
                                                                 -------------------------------------------------------------------
Total costs and expenses  . . . . . . . . . . . . . . . . .        114,306          (112,255)                  0              2,051
                                                                 -------------------------------------------------------------------
Earnings before equity in earnings (loss) of
  investees and provision (benefit) for income taxes  . . .         17,449           (19,275)                  0             (1,826)
Equity in loss of joint venture   . . . . . . . . . . . . .         (2,060)                0                                 (2,060)
Equity in earnings of Hudson LLC  . . . . . . . . . . . . .              0                 0              14,241(4)          14,241
                                                                 -------------------------------------------------------------------
Earnings before provision (benefit) for income
  taxes   . . . . . . . . . . . . . . . . . . . . . . . . .         15,389           (19,275)             14,241             10,355
Provision (benefit) for income taxes  . . . . . . . . . . .          6,455            (1,632) (5)           (591)(5)          4,232
                                                                 -------------------------------------------------------------------
Net earnings  . . . . . . . . . . . . . . . . . . . . . . .       $  8,934           (17,643)             14,832           $  6,123
                                                                 ===================================================================
Earnings per share, primary   . . . . . . . . . . . . . . .       $   7.60                                                 $   5.21
                                                                  ========                                                 ========
Earnings per share, fully diluted   . . . . . . . . . . . .       $   4.72                                                 $   4.22
                                                                  ========                                                 ========
Weighted average common and common
  equivalent shares outstanding:
    Primary   . . . . . . . . . . . . . . . . . . . . . . .          1,175                                                    1,175
    Fully diluted     . . . . . . . . . . . . . . . . . . .          2,072                                  (565) (6)         1,507
                                                                  ==================================================================



See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

                               HUDSON GENERAL LLC
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                        NINE MONTHS ENDED MARCH 31, 1996
                       (UNAUDITED, AMOUNTS IN THOUSANDS)



                                                                       Transfer From               Pro Forma
                                              Historical             Parent Company (1)           Adjustments   Pro Forma
                                              ----------             ---------------              -----------   ---------
Revenues                                            $ 0                       131,530                 501 (7)    $132,031
                                                ------------------------------------------------------------------------------
Costs and expenses
    Operating   . . . . . . . . . . . . . . .         0                        95,786                              95,786
    Depreciation and amortization   . . . . .         0                         5,645                               5,645
    Selling, general and administrative   . .         0                         9,295                               9,295
Interest  . . . . . . . . . . . . . . . . . .         0                         1,529                (924)(8)         605
                                                ------------------------------------------------------------------------------
Total costs and expenses  . . . . . . . . . .         0                       112,255                 924         111,331
                                                ------------------------------------------------------------------------------
Earnings before provision for income taxes  .         0                        19,275               1,425          20,700
Provision for income taxes  . . . . . . . . .         0                         1,632 (5)                           1,632
                                                ------------------------------------------------------------------------------
Net earnings  . . . . . . . . . . . . . . . .      $  0                        17,643               1,425       $  19,068
                                                ==============================================================================



See Accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(1) To record and eliminate the estimated results of operations and certain assets and liabilities of the Aviation Services Business on Hudson LLC and the Registrant, respectively. Certain Aviation Services Business accounts receivable will be retained by the Registrant in connection with Hudson LLC's required equity to asset ratio.

(2) To record cash proceeds of $15,850,000 paid at closing, assumed $15,825,000 redemption of the Debentures from such proceeds, capital contribution receivable of $7,838,000 for the unpaid balance of the purchase price and estimated transaction fees of $1,500,000 to be paid by the Registrant.

(3) To record the Registrant's 74% interest in Hudson LLC under the equity method of accounting.

(4) To record the Registrant's 74% share of Hudson LLC's estimated results including an amount equal to the interest payment due on the balance of the unpaid purchase price calculated at 11% per annum.

(5) To record the U.S. tax effects of the pro forma adjustments at an estimated combined effective federal and state tax rate of 48% for the Registrant. Aviation services in Canada will be provided through a subsidiary of Hudson LLC which will be subject to Canadian income taxes. Accordingly, provision (benefit) for foreign income taxes is reflected in Hudson LLC's Pro Forma Condensed Consolidated Statements of Earnings.

(6) Reflects estimated elimination of shares issuable on conversion of Debentures at a conversion price of $32.75 per share associated with the assumed redemption(s) of the Debentures from proceeds of the transaction.

(7) To record interest income on the balance of the unpaid purchase price calculated at 11% per annum.

(8) Reflects estimated elimination of interest expense associated with the assumed redemption(s) of the Debentures from proceeds of the transaction.

(c)      Exhibits

         99.3        Limited Liability Company Agreement of Hudson General LLC

         99.4        Press release issued on May 23, 1996

         99.5        Press release issued on May 31, 1996

         99.6        Press release issued on June 3, 1996

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    June 14, 1996

                                   HUDSON GENERAL CORPORATION


                                   By:      /s/ Michael Rubin
                                       ------------------------------------
                                            Michael Rubin
                                            Executive Vice President and
                                            Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit No.           Description                                                                                Page No.
- -----------           -----------                                                                                --------
99.3                  Limited Liability Company Agreement of Hudson General LLC                                   15-51

99.4                  Press Release issued on May 23, 1996                                                        52-53

99.5                  Press Release issued on May 31, 1996                                                        54-55

99.6                  Press Release issued on June 3, 1996                                                        56-57